UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

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BLACKROCK KELSO CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[LOGO]

40 EAST 52ND STREET

NEW YORK, NEW YORK 10022

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS

TO BE HELD ON JUNE 7, 2010

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of BlackRock Kelso Capital Corporation (the “Company”) that:

The Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held on the 4th floor of 40 East 52nd Street, New York, New York, on June 7, 2010, at 10:00 a.m. (New York City time). The Annual Meeting is being held for the following purposes:

1.	To elect nominees to the Board of Directors (the “Board”) of the Company;

2.	To amend the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000;

3.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2010; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

We encourage you to contact the Company at 212-810-5800 from 9:00 a.m. to 6:00 p.m. (New York City time) if you have any questions.

The Board of the Company has fixed the close of business on April 12, 2010 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present in person at the Annual Meeting, we urge you to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided, or register your vote by telephone or through the Internet, so you will be represented at the Annual Meeting. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of the proxies by the Company.

By order of the Board of the Company

Frank D. Gordon, Secretary of the Company

New York, New York

April [—], 2010

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, OR REGISTER YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD, VOTE YOUR SHARES BY TELEPHONE, OR VOTE VIA THE INTERNET, TODAY.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2010

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at 212-810-5800.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or the “Directors”) of BlackRock Kelso Capital Corporation (the “Company,” “we,” “our” or “us”) of proxies to be voted at the Annual Meeting (the “Annual Meeting”) of owners of common stock (the “Stockholders”) of the Company and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting. The Annual Meeting will be held on the 4th floor of 40 East 52nd Street, New York, New York, on June 7, 2010 at 10:00 a.m. (New York City time). This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to Stockholders on or about April [—], 2010.

*	WHY IS A STOCKHOLDER MEETING BEING HELD?

To address various proposals that require Stockholder approval.

*	WHAT PROPOSALS WILL BE VOTED ON?

In the first proposal (the “First Proposal” or “Proposal 1”), Stockholders are being asked to elect the Class III directors to the Board.

In the second proposal (the “Second Proposal” or Proposal 2”), Stockholders are being asked to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

In the third proposal (the “Third Proposal” or “Proposal 3”), Stockholders are being asked to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

*	WILL MY VOTE MAKE A DIFFERENCE?

YES! Your vote is important to the governance of the Company, no matter how many shares you own.

*	WHO IS ASKING FOR YOUR VOTE?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on June 7, 2010, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages).

*	HOW DOES THE COMPANY’S BOARD RECOMMEND THAT STOCKHOLDERS VOTE ON THE PROPOSALS?

The Board recommends that you vote “FOR” each Proposal.

*	WHO IS ELIGIBLE TO VOTE?

Stockholders of record at the close of business on April 12, 2010 are entitled to be present and to vote at the Annual Meeting or any adjournments or postponements thereof. Each share of common stock is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted by the proxyholders at their discretion according to the Board’s recommendation.

*	WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES?

Stockholders of record own shares that are registered directly in their name with the Company’s transfer agent, PNC Global Investment Servicing Inc. (“PGIS”). The Notice of Annual Meeting, Proxy Statement and proxy card are being sent directly to Stockholders of record by the Company. Stockholders of record have the right to vote in person at the Annual Meeting or to grant a voting proxy directly to the Company. Beneficial owners of shares own shares that are held in a stock brokerage account or by a bank or other nominee. Beneficial owners’ shares are considered to be held in street name, and the Notice of Annual Meeting, Proxy Statement and proxy card are being forwarded to beneficial owners by their respective broker, bank or other nominee who is considered, with respect to those shares, the Stockholder of record. A beneficial owner has the right to direct its broker, bank or other nominee on how to vote and is also invited to attend the Annual Meeting. A beneficial owner may vote shares by voting in accordance with the Notice of Annual Meeting, by returning a proxy card to the Company or by making an arrangement with its broker, bank or other nominee concerning how such broker, bank or other nominee should vote its shares. A beneficial owner may also vote its shares in person at the Annual Meeting, if the beneficial owner brings a brokerage statement reflecting its stock ownership as of April 12, 2010, the record date.

*	HOW DO I VOTE BY PROXY?

Stockholders of record may authorize a proxy to vote on their behalf by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit a Stockholder’s right to vote in person at the Annual Meeting. A properly completed and submitted proxy timely received by the Company before the Annual Meeting will be voted in accordance with the Stockholder’s instructions, unless those instructions are subsequently revoked. If the Stockholder authorizes a proxy without indicating voting instructions, the proxyholders will vote the Stockholder’s shares at their discretion according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. The enclosed proxy card includes specific instructions to be followed by Stockholders of record interested in voting via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate a Stockholder’s identity and to allow Stockholders to vote their shares and to confirm that their instructions have been properly recorded. Stockholders that vote through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the Stockholder.

*	HOW DO I VOTE IF MY SHARES ARE HELD THROUGH A BROKER?

Stockholders who hold shares of common stock through a broker, bank or other nominee must follow the voting instructions provided by the broker, bank or nominee, whichever is the record holder. If a Stockholder holds shares of common stock through a broker, bank or other nominee and the Stockholder wishes to vote in person at the Annual Meeting, the Stockholder must obtain a legal proxy from the record holder of the Stockholder’s shares and present the proxy at the Annual Meeting. If the Stockholder does not vote in person at the Annual Meeting or does not submit voting instructions to its broker, bank or nominee, the broker, bank or other nominee will not be permitted to vote the Stockholder’s shares on non-routine proposals. The First and Second Proposals are considered non-routine proposals. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a Stockholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Annual Meeting. Broker non-votes represent those shares held in street name for which the beneficial Stockholder has not provided voting instructions. Since the Third Proposal is a routine proposal, there may be broker non-votes at the Annual Meeting. If there are broker non-votes at the Annual Meeting, they will be treated as present at the Annual Meeting for quorum purposes but will not be voted at the Annual Meeting with respect to the Second Proposal and would have the effect of a vote “Against” the Second Proposal. With respect to the First Proposal, Mr. James R. Maher and Ms. Maureen K. Usifer would each be elected by the affirmative vote of a plurality of all shares of common stock of the Company present, in person or by proxy, at the Annual Meeting. When there are two vacancies for the office of director, as is the case here, a vote by plurality means the two director nominees with the highest number of affirmative votes will be elected, regardless of the votes withheld for the candidates. Therefore, with respect to the First Proposal, withheld votes and broker non-votes, if any, will not be counted towards a nominee’s achievement of a plurality. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee cannot vote its shares for the First and Second Proposals. If the beneficial owner authorizes a proxy or properly executes any materials prepared by the broker, bank, or other nominee without indicating voting instructions, the broker, bank or other nominee will have the discretion to vote its shares according to the Board’s recommendations.

*	CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

After a Stockholder of record sends a proxy card, the Stockholder of record can revoke a proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to BlackRock Kelso Capital Corporation, Attention: Corporate Secretary, 40 East 52nd Street, New York, New York 10022; (2) submitting a later-dated proxy card, a later-dated electronic vote through the Internet site stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting in person at the Annual Meeting. If the Stockholder holds shares of common stock through a broker, bank or other nominee, the Stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Attending the Annual Meeting does not revoke a proxy unless the Stockholder also votes in person at the Annual Meeting.

*	WHO IS PAYING FOR THE SOLICITATION OF PROXIES?

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, assembling, printing, mailing and posting to the Internet the Notice of Annual Meeting, this Proxy Statement, the proxy card and any additional information furnished to Stockholders. The Company intends to use the services of PGIS to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated cost of $10,000 plus de minimis out-of-pocket expenses.

Proxies may also be solicited in person and/or by telephone, mail, facsimile transmission or email by our directors or our officers and/or the officers or employees of BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Advisor”). No additional compensation will be paid to directors, officers or regular employees for such services.

*	WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

First Proposal. The affirmative vote of a plurality of all shares of common stock of the Company present at the Annual Meeting, in person or by proxy, is required to elect each of the nominees as a director. When there are two vacancies for director, as is the case here, a vote by a plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected. Therefore, with respect to the First Proposal, withheld votes and broker non-votes, if any, will not be counted towards a nominee’s achievement of a plurality.

Second Proposal. The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. Abstentions and broker non-votes will have the same effect as votes against the Second Proposal.

Third Proposal. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2010 (i.e., the number of shares voted “for” the ratification of the selection of Deloitte & Touche LLP exceeds the number of votes “against” the ratification of the selection of Deloitte & Touche LLP). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Third Proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect the Third Proposal.

*	HOW ARE VOTES COUNTED?

For the First Proposal, a plurality of all shares of common stock of the Company present at the Annual Meeting, in person or by proxy, is required to elect each of the nominees as a director. When there are two vacancies for director, as in the case of the First Proposal, a vote by a plurality means the two nominees with the highest number of affirmative votes will be elected, regardless of the votes withheld for the candidates. If a Stockholder holds shares in street name through a broker, bank or other nominee, the Stockholder’s broker, bank or other nominee will not be permitted to exercise voting discretion with respect to the First Proposal. Therefore, if a Stockholder holds shares through a broker, bank or other nominee and the Stockholder does not give its broker, bank or other nominee specific instructions on how to vote and the shares are present at the Annual Meeting for quorum purposes, or the Stockholder does not vote in accordance with the voting instructions on the proxy card, the Stockholder’s shares will be treated as present, but will not be counted towards a nominee’s achievement of a plurality.

For the Second Proposal, Stockholders may vote “For,” “Against,” or “Abstain.” A vote for “Abstain” with respect to the Second Proposal will not be voted in favor of or against the Second Proposal, but will be treated as present and will have the effect of a vote “Against” the Second Proposal. If a Stockholder holds shares in street name through a broker, bank or other nominee, the Stockholder’s broker, bank or other nominee will not be permitted to exercise voting discretion with respect to the Second Proposal. Therefore, if a Stockholder holds shares through a broker, bank or other nominee and the Stockholder does not give its broker, bank or other nominee specific instructions on how to vote and the shares are present at the Annual Meeting for quorum purposes, or the Stockholder does not vote in accordance with the voting instructions on the proxy card, the Stockholder’s shares will be treated as present and will have the effect of a vote “Against” the Second Proposal.

For the Third Proposal, Stockholders may vote “For,” “Against,” or “Abstain.” A vote for “Abstain” with respect to the Third Proposal will not be included in determining the number of votes cast and, as a result, will have no effect on the Third Proposal. If a Stockholder holds shares in street name through a broker, bank or other nominee, the Stockholder’s broker, bank or nominee will be permitted to exercise voting discretion with respect to the Third Proposal.

If a Stockholder signs a proxy card with no further instructions, the Stockholder’s shares will be voted in accordance with the recommendations of the Board with respect to First, Second and Third Proposals. The proxyholders will vote in accordance with their discretion with regard to any other matter that properly comes before the Annual Meeting.

If there appears not to be enough votes to approve any of the Proposals at the Annual Meeting, the Chairman of the Annual Meeting or a majority of the Stockholders who are represented in person or by proxy and entitled to vote at the Annual Meeting may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

*	HOW MANY SHARES OF THE COMPANY WERE OUTSTANDING AS OF THE RECORD DATE?

The Company had [—] shares of common stock outstanding at the close of business on the record date. Each share of common stock is entitled to one vote.

*	WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSALS BEING VOTED ON AT THE MEETING?

The holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting and present in person or by proxy will constitute a quorum for the proposals; provided, however, that if there is no contest for the election of directors, and a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting are not present in person or by proxy, the holders of one-third of such shares shall constitute a quorum to the extent permitted by applicable law. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

The Proposals

*	FIRST PROPOSAL: TO ELECT THE CLASS III DIRECTORS

*	WHO ARE THE NOMINEES FOR CLASS III DIRECTORS?

Mr. James R. Maher and Ms. Maureen K. Usifer have been nominated for re-election to the Board at the Annual Meeting. Certain information concerning Mr. Maher and Ms. Usifer is set forth below. Mr. Maher and Ms. Usifer have been directors since 2005.

The Board is divided into three classes, designated Class I, Class II and Class III. The term of office of directors of one class expires at each annual meeting of Stockholders on a staggered basis. Each class of directors holds office for a three-year term. For example, the Class III directors, Mr. Maher and Ms. Usifer, stand for re-election at this year’s annual meeting of Stockholders; the Class I director, Mr. Jerrold B. Harris, is expected to stand for re-election at the Company’s 2011 annual meeting of Stockholders; and the Class II directors, Messrs. William E. Mayer and François de Saint Phalle, are expected to stand for re-election at the Company’s 2012 annual meeting of Stockholders. Each director holds office for the three-year term to which he or she is elected and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.

NASDAQ rules require listed companies, such as the Company, to have a board of directors composed of at least a majority of independent directors. Independent directors are those who are not interested persons of the Company or of the Advisor, for purposes of the Investment Company Act of 1940 (the “1940 Act”) and comply with the meaning of “independent” under NASDAQ Rule 5605 and as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Directors”). As applied to the Company, NASDAQ Rule 5605(a)(2) provides that a director shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. As part of its annual assessment of director independence as required under NASDAQ rules, our Board has determined that the following directors are independent: Messrs. Harris, Mayer and de Saint Phalle and Ms. Usifer. Based upon information requested from each director concerning his or her background, employment and affiliations, our Board has affirmatively determined that none of the Independent

Directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee.

Mr. Maher is an interested director and Ms. Usifer is an Independent Director. Mr. Maher and Ms. Usifer are the Class III directors nominated for re-election at the Annual Meeting:

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
James R. Maher* 1949	Mr. Maher is Chairman of the Board
and Chief Executive Officer of the
Company and Chairman and Chief
Executive Officer of the Advisor.
Mr. Maher is a co-founder of the
Company and has served as its
Chairman and Chief Executive
Officer since its formation in 2004.

Mr. Maher was, from 2001 until
June 2004, a Partner at Park Avenue
Equity Partners L.P. (“Park
Avenue”), a private equity fund
manager specializing in middle-
market management buyouts and
growth capital investments. Prior to
joining Park Avenue, Mr. Maher
served as President of
MacAndrews & Forbes Holdings
Inc., a diversified holding company
with interests primarily in consumer
products and financial services
companies, and Chairman of
Laboratory Corporation of America
Holdings (“LabCorp”), after serving
as President and Chief Executive
Officer of National Health
Laboratories, LabCorp’s
predecessor, from 1992 to 1995.
Prior to joining National Health
Laboratories, Mr. Maher was Vice
Chairman and a member of the
Operating Committee of The First
Boston Corporation, an international
investment-banking firm. He served
on the Group Executive Committee
of CS First Boston, Inc., where he
was responsible for the global
oversight of merger and acquisition
activities, as well as the investment
committee. He was also Head of the
Investment Banking Group for more
than four years. Mr. Maher received
a Master’s in Business
Administration from Columbia
University and an undergraduate
degree from Boston College.

		Director since 2005; Term expires 2010.	None(2)	Mr. Maher is a trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools. Additionally, until 2006, Mr. Maher served as a director of Panavision, Inc., a designer and manufacturer of high-precision film camera systems.

*	Mr. Maher is an “interested person” (for purposes of the 1940 Act) of the Company because he is an officer of the Company and of the Advisor.

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Maureen K. Usifer 1960

Ms. Usifer is a director of the Company. Ms. Usifer has been a Vice President of Investor Relations with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products, since April 2009. From May 2004 until April 2009, she was a senior finance director with Church & Dwight.

From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer of Armkel, LLC a joint venture with Church & Dwight and Kelso & Company, L.P. that encompassed over $400 million in personal care sales. Ms. Usifer was Division Controller of Church & Dwight’s Armus joint venture, which encompassed $500 million in laundry sales, from May 2000 through October 2001. From 1996 through 2000, Ms. Usifer was a Senior Finance Manager of Church & Dwight responsible for all of the Arm & Hammer’s personal care businesses. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

		Director since 2005; Term expires 2010.	None(2)	None

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, New York 10022.

(2)	Other than the Company.

Below is information concerning the directors who are not subject to re-election at this Annual Meeting:

Independent Directors:

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
William E. Mayer 1940

Mr. Mayer is a director of the Company. Mr. Mayer is currently the owner of the United Football League’s Hartford franchise (formally, the New York Sentinels). Since 1999, he has been a partner of Park Avenue, which he co-founded.

Additionally, from the fall of 1992 until December 1996, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland. From 1991 to 1992, Mr. Mayer served as a professor and Dean of the Simon Graduate School of Business at the University of Rochester. Mr. Mayer worked for The First Boston Corporation from 1967 to 1990. During his career at The First Boston Corporation, Mr. Mayer held numerous management positions including President and Chief Executive Officer. Mr. Mayer was a First Lieutenant in the U.S. Air Force. He holds a B.S. degree and an M.B.A. degree from the University of Maryland.

		Director since 2005; Term expires 2012.	None(2)	Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers) and is a trustee of the Columbia Funds Family of Mutual Funds. From 2003 to 2007, Mr. Mayer was a director of The Reader’s Digest Association, Inc. and from 2001 to 2005 he was a director of First Health Group Corp. Mr. Mayer is a former Chairman of the Aspen Institute and Chairman of the Board of Trustees of The University of Maryland.

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
François de Saint Phalle 1946

Mr. de Saint Phalle is a director of the Company. Mr. de Saint Phalle has been a private equity investor, financial advisor and investment banker for more than thirty-five years. Mr. de Saint Phalle has been a private investor since 2000.

From 2000 to 2002, Mr. de Saint Phalle was a consultant for Evercore Partners, Inc., an investment banking boutique and investment advisor. From 1989 to 2000 he was Chief Operating Officer and Vice Chairman of Dillon, Read & Co. Inc. before it was merged into UBS. In this capacity Mr. de Saint Phalle was responsible for the oversight of the firm’s capital commitments in debt and equity markets. Previously, Mr. de Saint Phalle worked for 21 years at Lehman Brothers. Mr. de Saint Phalle was named a general partner of the firm in 1976 and at various points he managed the Corporate Syndicate Department, the Equity Division and co-headed the Corporate Finance Department. From 1985 to 1989 Mr. de Saint Phalle served as Chairman of Lehman International, with a primary responsibility for developing a coordinated international finance strategy with American Express which had acquired Lehman in 1984. Mr. de Saint Phalle was named to Lehman’s Operating and Compensation Committees in 1980. He received his B.A. from Columbia College.

		Director since 2005; Term expires 2012.	None(2)	Mr. de Saint Phalle is a director of Evercore Partners, Inc. and Cornerstone Management Solutions, Inc., a provider of technology-based real estate transaction services. Mr. de Saint Phalle is also a member Emeritus of the Board of Visitors of Columbia College.

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Jerrold B. Harris 1942

Mr. Harris is a director of the Company. Mr. Harris has been retired since 1999.

From 1990 to 1999, Mr. Harris was President and Chief Executive Officer of VWR Scientific Products Corporation (which was acquired by Merck KGaA in 1999). Mr. Harris earned a B.S. degree from the University of California at Berkeley in 1964.

		Director since 2005; Term expires 2011.	None(2)	Mr. Harris is currently a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex and of Henry Troemner LLC, a manufacturer of scientific equipment. Mr. Harris is also a trustee of Ursinus College and a director of Delta Waterfowl Foundation. From 1996 to 2007, Mr. Harris was a director of the BlackRock Liquidity Funds.

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is c/o BlackRock Kelso Capital Corporation, 40 East 52 nd Street, New York, New York 10022.

(2)	Other than the Company.

*	DOES THE BOARD HAVE ANY COMMITTEES?

Yes. The Board has determined that the efficient conduct of the Company’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The Board has created a Governance Committee comprised of all of the Independent Directors. The Board has also created an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) comprised solely of Independent Directors. The Board does not have a compensation committee because the Company’s executive officers do not receive any direct compensation from the Company.

Audit Committee

The members of the Audit Committee are Ms. Usifer (Chair) and Messrs. de Saint Phalle, Harris and Mayer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. The Board has determined that Ms. Usifer is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the Company’s website at http://www.blackrockkelso.com/InvestorRelations/CorporateGovernance. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing all material aspects of the Company’s accounting and financial reporting processes, internal control and audit functions, monitoring the independence and performance of the Company’s independent accountants, providing a means for open communication among the Company’s independent accountants, financial and senior management and the Board, reviewing preliminary investment valuations by independent valuation firms and recommending valuations to the Board, and overseeing compliance by the Company with legal and regulatory requirements.

Governance Committee

The members of the Governance Committee are Mr. Mayer (Chair), Ms. Usifer and Messrs. Harris and de Saint Phalle, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. The Governance Committee operates pursuant to a charter approved by the Board, which is available on the Company’s website at http://www.blackrockkelso.com/InvestorRelations/CorporateGovernance. The Governance Committee acts in accordance with the Governance Committee charter. The Governance Committee performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Directors, reviewing Independent Director compensation, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the Independent Directors.

The Governance Committee may consider nominations for the office of director made by Company Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send a recommendation to the Company’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of members to the Board or is required by the advance notice provision of the Company’s bylaws. For a candidate to be considered by the Governance Committee, a Stockholder must submit the recommendation in writing and must include:

•

the name and record address of the Stockholder, the class or series and number of shares of the Company which are owned beneficially or of record by the Stockholder, a description of all arrangements or understandings between the Stockholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the Stockholder, a representation that the Stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the Stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

•

the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Company which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director if elected. The Governance Committee may take into consideration the number of shares of the Company’s stock held by the recommending Stockholder and the length of time that such shares have been held. The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the Governance Committee reviews the size of the Board and the knowledge, experience, skills, expertise and diversity of the directors in light of the issues facing the Company in determining whether one or more new directors should be added to the Board. The Governance Committee believes that the directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company.

Stockholder recommendations for nominees must set forth the information required by the Company’s bylaws, which includes the information described above, and must be delivered to or mailed and received at the Company’s principal executive office not more than 120 days nor fewer than 90 days in advance of the anniversary date of the immediately preceding annual meeting of Stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the date of the meeting was made, whichever first occurs.

Code of Ethics

The Company has adopted codes of ethics and business conduct which apply to, among others, the members of the Board, as well as its officers, including its Chief Executive Officer and Chief Financial Officer. The Company’s codes of ethics and business conduct can be accessed at the Company’s website at http://www.blackrockkelso.com/InvestorRelations/CorporateGovernance. The Company intends to disclose any amendments to or waivers of required provisions of the applicable codes on the Company’s website and as otherwise required by the rules promulgated by NASDAQ and the SEC.

*	WHAT QUALIFICATIONS ARE CONSIDERED OF DIRECTOR NOMINEES?

The charter of the Governance Committee of the Board provides for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that in the Company’s view are necessary and desirable for such candidates. The knowledge, experience, skills, expertise and diversity of a director candidate are considered in their totality, and none of the criteria, in isolation, is controlling. The Company believes that the criteria set forth in the Governance Committee charter allow for directors who have balanced and diverse experience, skills, attributes and qualifications, which in turn allows the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Each director’s background and experience evince the ability to perform his or her duties as a director effectively. In particular, these experiences include the director’s education or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as leadership of standing committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the conclusion that the director should serve (or continue to serve) as a director of the Company, is provided in the director biographies included herein.

*	IS THE CHAIRMAN OF THE BOARD AN INTERESTED DIRECTOR?

Yes. Our directors have been divided into two groups—interested directors and Independent Directors. Interested directors are interested persons as defined in the 1940 Act. The Board’s chairman, James R. Maher, is the Company’s sole interested director. Mr. Maher is an interested director because he is an officer of the Company and the Advisor. In part because the Company is an externally-managed investment company, the Board believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of its Advisor enhances, among other things, the Board’s understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Maher’s employment with the Advisor better allows for the efficient mobilization of the Advisor’s resources at the Board’s behest and on its behalf.

*	IS THERE A LEAD INDEPENDENT DIRECTOR?

No. The Board does not have a lead Independent Director. The Board believes its relatively small size and the composition and leadership of its committees allow each director to enjoy full, accurate and efficient communication with the Company, the Advisor and management, and facilitates the timely transmission of information among such parties.

*	WHAT IS THE BOARD’S ROLE WITH RESPECT TO OVERSIGHT OF THE COMPANY’S RISKS?

As is the case with most business development companies and investment companies, the Company’s investment adviser has responsibility for the day-to-day management of the Company, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Board’s Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Advisor’s portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Advisor regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, business continuity, personal trading, valuation, and investment research. The Board also receives reports from counsel to the Company and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s Audit Committee receives periodic communications from the Company’s independent registered public accounting firm. The Board interacts with and receives reports from the Company’s Chief Compliance Officer in connection with each scheduled meeting and, at least on an annual basis, the Company’s Independent Directors meet separately from the Advisor and the Company’s management, with the Company’s Chief Compliance Officer and independent legal counsel on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company.

*	HOW CAN THE COMPANY’S STOCKHOLDERS SEND COMMUNICATIONS TO THE DIRECTORS?

Stockholders and other interested parties may communicate with the Board or any member of the Board by mail addressed to the Board or the Board members with whom they wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the Company at 40 East 52nd Street, New York, New York 10022.

*	HOW OFTEN DO THE DIRECTORS MEET?

In 2009, the number of meetings held for the full Board and for the Audit Committee totaled four. The Governance Committee met twice in 2009. During the Company’s last full fiscal year, each director attended at least 75% of the aggregate of (i) all regular meetings of the Board of the Company and (ii) all meetings of all committees of the Board of the Company on which the director served. The Company requires each director to make a diligent effort to attend all Board and committee meetings, and encourages, but does not require, directors to attend the annual meeting of Stockholders. At the 2009 Annual Meeting, one of the five directors attended in person.

*	WHAT ARE THE COMPANY’S DIRECTORS AND OFFICERS PAID FOR THEIR SERVICES?

The following table shows information regarding the compensation received by the Independent Directors and officers from the Company for the fiscal year ended December 31, 2009. No compensation is paid to directors who are “interested persons” as defined in the 1940 Act.

Name and Principal Position with the Company	Fees Earned From or Paid in Cash by the Company	Pension or Retirement Benefits Accrued As Part of the Company’s Expenses(1)	All Other Compensation	Total Compensation From the Company Received by Directors
Independent Directors
Jerrold B. Harris, Director	$89,250	None	None	$89,250
William E. Mayer, Director	90,750	None	None	90,750
François de Saint Phalle, Director	85,750	None	None	85,750
Maureen K. Usifer, Director	96,750	None	None	96,750
Interested Director
James R. Maher(2), Chairman of the Board	None	None	None	None
Officers
Michael B. Lazar(2), Chief Operating Officer	None	None	None	N/A
Frank D. Gordon(3), Chief Financial Officer, Secretary and Treasurer	None	None	None	N/A
John H. Blevins(3), Chief Compliance Officer	None	None	None	N/A

(1)	We do not have a pension or retirement plan or deferred compensation plan, and directors do not receive any pension or retirement benefits.

(2)	Messrs. Maher and Lazar are employees of, and compensated by, the Advisor.

(3)	Messrs. Gordon and Blevins are employees of, and compensated by, BlackRock Financial Management, Inc. Mr. Gordon is also compensated, in part, by the Advisor.

As compensation for serving on our Board, each Independent Director receives an annual fee of $75,000 and meeting attendance fees of $2,500 ($1,250 for telephonic attendance) per board meeting and $1,000 ($500 for telephonic attendance) per committee meeting attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chairperson of the audit committee receives an annual fee of $7,500 and the chairperson of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

*	HOW LARGE A STAKE DO THE DIRECTORS HAVE IN THE COMPANY?

The Directors believe each director should have an investment in the Company. The following table sets forth the dollar range of our common stock beneficially owned by each of our directors as of March 26, 2010. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors:
Jerrold B. Harris	Over $	100,000
William E. Mayer	Over $	100,000
François de Saint Phalle	Over $	100,000
Maureen K. Usifer	Over $	100,000

Interested Director and Executive Officer:
James R. Maher	Over $	100,000

(1)	Dollar ranges are as follows: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; or over $100,000.

(2)	The dollar range of equity securities beneficially owned is based on the closing price of $9.92 per share of our common stock on March 26, 2010 on The NASDAQ Global Select Market.

*	WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

The election of each of Mr. Maher and Ms. Usifer requires the affirmative vote of a plurality of the shares voted. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

*	HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE.

* * * * *

*	SECOND PROPOSAL: TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000.

As of March 26, 2010, there were 56,601,229 shares of the Company’s common stock outstanding. The Board believes that increasing the number of authorized shares of common stock is in the best interest of the Company so that the Company is able from time to time to raise additional capital to expand its business and finance future investments.

If approved, this Second Proposal would allow the Company to issue additional shares of common stock without further Stockholder approval, unless required by applicable law or stock exchange rules. Having additional authorized shares of common stock available for issuance in the future would give the Company greater flexibility and would allow such shares to be issued without the expense and delay of a special Stockholders’ meeting or waiting until the next annual meeting.

The additional common stock to be authorized will have rights identical to the currently outstanding common stock of the Company. This Second Proposal will not affect the par value of the Company’s common stock, which will remain at $0.001 per share. Under the Company’s Certificate of Incorporation, Stockholders do not have preemptive rights to subscribe for additional securities which may be issued by the Company.

If the Company issues additional shares of common stock, or other securities convertible into common stock in the future, it could dilute the voting rights of existing holders of common stock and could also dilute earnings per share and net asset value per share of existing common Stockholders. In addition, if the Company issues additional shares of common stock, or other securities convertible into common stock in the future, the Advisor will receive greater fees as result of the increased assets under management.

If approved, this amendment to the Company’s Certificate of Incorporation will become effective upon the filing of a certificate of amendment to the Company’s Certificate of Incorporation with the Secretary of State of Delaware, which the Company would do promptly after the Annual Meeting. In such event, the Company’s Certificate of Incorporation would be amended to reflect the increase in the number of authorized shares of common stock.

The Board recommends approval of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

The affirmative vote of a majority of the shares entitled to be voted at the Annual Meeting is necessary to approve this Second Proposal.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

*	THIRD PROPOSAL: TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Company as of and for the Company’s fiscal year ending December 31, 2010. D&T was selected by the Audit Committee of the Company and that selection was ratified unanimously by the Company’s Board, including all of the Independent Directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of D&T in the Company. A representative of D&T will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

Fees Incurred by the Company for Deloitte & Touche LLP

Aggregate fees incurred by the Company for the fiscal years ended December 31, 2009 and 2008 for the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, are set forth below.

	2009	2008
Audit Fees	$556,225	$817,465
Audit-Related Fees	—	—
Tax Services Fees	40,100	78,100
All Other Fees	—	—

Total	$596,325	$895,565

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and reviews of the condensed financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as comfort letters, consents and review of documents filed with the SEC, including certain 8-K filings. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees

Tax services fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees

Other fees would include fees for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. D&T, as our independent registered public accounting firm (“Independent Auditors”), is responsible for performing an independent audit of our financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of our Independent Auditors.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services that may be provided by our Independent Auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the Independent Auditors in order to assure that the provision of such service does not impair the Independent Auditors’ independence. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement.

Periodically, the Audit Committee reviews and approves all audit, audit-related, tax and all other services that are performed by our Independent Auditors. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority between meetings to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Independent Auditors to management.

All services described above under “Audit Fees,” “Audit-Related Fees” and “Tax Services Fees” were pre-approved by the Audit Committee.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933 or the Exchange Act.

Audit Committee Report

The Audit Committee has reviewed the Company’s audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T matters required to be discussed relating to D&T’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T). The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the audit committee concerning independence, and has discussed with D&T its independence.

Based on the Audit Committee’s review and discussions referred to above, including its discussions with management and the Independent Auditors, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the Independent Auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Directors, has approved, selecting D&T to serve as the Company’s independent auditors for the year ending December 31, 2010.

Maureen K. Usifer, Chair

Jerrold B. Harris

François de Saint Phalle

William E. Mayer

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

The cost of soliciting proxies will be borne by the Company. In addition, certain officers, directors and employees of each of the Company and the Advisor (none of whom will receive additional compensation therefor) may solicit proxies in person and/or by telephone, mail, facsimile transmission or email.

The Company intends to use the services of PGIS to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated fee of approximately $10,000 plus de minimis out-of-pocket expenses. As the Annual Meeting approaches, certain Stockholders may receive a telephone call from a representative of PGIS if the Stockholder’s votes have not yet been received.

Abstentions and broker non-votes will be counted as shares present at the Annual Meeting but not as votes cast and will not affect the result of the votes on Proposals 1 and 3. Abstentions and broker non-votes on Proposal 2 will have the same effect as a negative vote.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Stockholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Company, by delivering subsequently dated proxies or by attending and voting at the Annual Meeting.

The Board of the Company has fixed the close of business on April 12, 2010 as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Stockholders of the Company on that date will be entitled to one vote for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights, on each matter to be voted on at the Annual Meeting or any adjournments or postponements thereof.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR

Our investment activities are managed by the Advisor. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 12 dedicated investment professionals, who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Since the commencement of our operations, our Advisor’s team of investment professionals, including our senior management, has evaluated more than 1,500 investment opportunities and completed on our behalf more than 105 investments in middle-market companies investing in excess of $1.8 billion through December 31, 2009. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

The Advisor has an investment committee comprised of 13 members, including Messrs. Maher and Lazar and several senior executives of BlackRock, Inc. and its subsidiaries (“BlackRock”) and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). The investment committee is primarily responsible for approving our investments. We benefit from the extensive and varied relevant experience of the BlackRock executives and Kelso Principals serving on the Advisor’s investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998. Although the BlackRock executives and Kelso Principals who serve on the investment committee bring the benefit of expertise they have gained at BlackRock, Kelso and elsewhere, neither of those organizations provides us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of BlackRock. The Kelso Principals who serve on the investment committee bring the benefit of the expertise they gained at Kelso and elsewhere including providing access to a broad network of contacts.

Executive officers of the Advisor include:

Name	Position
James R. Maher	Chief Executive Officer

Michael B. Lazar	Chief Operating Officer

Frank D. Gordon	Chief Financial Officer and Treasurer

John H. Blevins	Chief Compliance Officer

The term of office of each of the Company’s and Advisor’s executive officers is indefinite.

James R. Maher’s biographical information is set forth above. See “First Proposal.”

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years
Michael B. Lazar 1969	Michael B. Lazar is the Chief Operating Officer of the Company and Chief Operating Officer of the Advisor. Mr. Lazar is a co-founder of the Company and has served as its Chief Operating Officer since its formation in 2004. Previously, Mr. Lazar was a Managing Director and Principal at Kelso & Company, L.P.

Frank D. Gordon 1960	Frank D. Gordon is the Chief Financial Officer, Secretary and Treasurer of the Company, Chief Financial Officer and Treasurer of the Advisor and a Managing Director of BlackRock. Mr. Gordon has served as the Company’s Chief Financial Officer and Treasurer since 2005 and its Secretary since June 2008. Mr. Gordon has been with BlackRock since 1998.

John H. Blevins 1965	John H. Blevins is the Chief Compliance Officer of the Company, Chief Compliance Officer of the Advisor and Managing Director and Deputy Chief Compliance Officer of BlackRock. Mr. Blevins has served as the Company’s Chief Compliance Officer since May 2008 and has been with BlackRock since 2006. Prior to joining BlackRock, Mr. Blevins served as Chief Compliance Officer of Lazard Asset Management LLC for six years.

(1)	Unless otherwise specified, the business address of the directors and officers of the Company and officers of the Advisor is 40 East 52nd Street, New York, New York 10022.

ORGANIZATION OF THE ADVISOR

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940. James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor. For purposes of this paragraph, the term “control” has the meaning given to it in the 1940 Act.

ADMINISTRATION AGREEMENT

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides administrative services to the Company. The Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of its officers and their respective staffs.

PRINCIPAL EXECUTIVE OFFICES

The principal executive office of each of the Company and the Advisor is located at 40 East 52nd Street, New York, New York 10022. The principal executive office of the Administrator is located at 55 East 52nd Street, New York, New York 10055.

PRINCIPAL STOCKHOLDERS

The following table sets forth, at March 26, 2010, information with respect to the ownership of our common stock by each beneficial owner who owned more than 5% of our outstanding shares of common stock, each director, our chief executive officer, each of our other executive officers and our directors and executive officers as a group. Percentage of common stock is based on 56,601,229 shares of common stock outstanding at March 26, 2010. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding
Virginia Retirement System	Record	18,916,202	33.42%
1200 East Main Street Richmond, VA 23219

General Electric Pension Trust(1)	Beneficial	4,800,000	8.48%
3001 Summer Street Stamford, CT 06905

JP Morgan Chase Bank, National Association, as trustee for First Plaza Group Trust(2)	Beneficial	3,493,570	6.17%
3 Chase Metro Center Brooklyn, NY 11245

Officers and Directors:
James R. Maher(3)(4)(5)	Record and Beneficial	547,914	*	%
Jerrold B. Harris	Beneficial	62,676	*	%
William E. Mayer	Beneficial	26,115	*	%
François de Saint Phalle	Record	408,041	*	%
Maureen K. Usifer	Record	10,446	*	%
Michael B. Lazar(4)(5)(6)	Record and Beneficial	296,097	*	%
Frank D. Gordon(4)	Record and Beneficial	43,691	*	%
John H. Blevins	None	None	*	%
All officers and directors as a group (8 persons)(7)	Record and Beneficial	1,394,980	2.46%

*	Represents less than 1%.

(1)	The information regarding General Electric Pension Trust (“GEPT”) is based on information included in Amendment No. 1 to Schedule 13G filed with the SEC on February 12, 2010 on behalf of Summer Street BRK Investors, LLC (“Summer Street”), General Electric Pension Trust (“GEPT”), General Electric Company (“GE”), and GE Asset Management Incorporated (“GEAM” and together with Summer Street, GEPT and GE, the “Reporting Persons”). Reporting Persons reported that Summer Street is the registered holder of the 4,800,000 shares and that GEPT is the sole member of Summer Street. GEAM is a registered investment adviser and acts as manager of Summer Street and investment manager for GEPT. Summer Street, GEPT, GEAM and GE expressly disclaim that they are members of a “group.” GE disclaims beneficial ownership of all such shares. The principal address of GEAM is 3001 Summer Street, Stamford, CT 06905.

(2)

JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“First Plaza”) may be deemed an affiliate of Performance Equity Associates (“PEA”). PEA owns 51% of Performance Equity Management, LLC (“PEM”). First Plaza is a New York trust holding assets of certain employee benefit plans of General Motors (“GM”), its subsidiaries and unrelated employers. Promark Investment Advisors, Inc. (“Promark”), an indirect wholly-owned subsidiary of GM and 49% owner of PEM, is investment manager to First Plaza. Pursuant to a Subadvisory Agreement, Promark has delegated management of certain assets of First Plaza to PEM, including the assets of First Plaza invested in BlackRock Kelso Capital

Corporation. Each of PEM and Promark is registered as an investment adviser under the Investment Advisers Act of 1940. Promark, in its capacity as a fiduciary to the pension plans in First Plaza, has the power to direct the trustee as to the voting and disposition of First Plaza’s shares in BlackRock Kelso Capital Corporation. Because of First Plaza trustee’s limited role, beneficial ownership of the BlackRock Kelso Capital Corporation shares by the trustee is disclaimed by the trustee. The principal address of PEM and PEA is 2 Pickwick Plaza, Suite 310, Greenwich, Connecticut 06830. The principal address of First Plaza and Promark is 767 Fifth Avenue, New York, New York 10153. The information regarding the amount of shares is based on information included in Schedule 13G filed with the SEC on February 10, 2010 by Promark.

(3)	Excludes shares owned by the individual’s adult children and shares owned by a family trust, as to each of which the individual disclaims beneficial ownership. Includes 42,493 shares owned directly by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or otherwise.

(4)	Includes unvested shares of restricted common stock that the individual has the right to vote.

(5)	Includes shares held in brokerage accounts that may be used as security on a margin basis.

(6)	Includes shares owned indirectly by an individual retirement account as to which the individual is the beneficiary and excludes shares owned indirectly by a family trust. The individual disclaims beneficial ownership of the shares owned by the trust. Includes 42,493 shares owned directly by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or otherwise.

(7)	The address for all our officers and directors is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, NY 10022.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an investment management agreement with the Advisor, under which the Advisor, subject to the overall supervision of our Board, manages our day-to-day operations, and provides investment advisory services to us. For providing these services, we have agreed to pay the Advisor a management fee based on our total assets and an incentive fee based on our investment performance, plus reimbursement of certain expenses incurred by the Advisor. Our senior management, our Chairman of the Board and certain members of the Advisor’s investment committee have ownership and financial interests in the Advisor and indirectly benefit from any increase in our total assets. In addition, our executive officers and directors and the employees of the Advisor and its investment committee serve or may serve as officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and BlackRock intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies.

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Mr. Lazar and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

Pursuant to the terms of the administration agreement, BlackRock, through the Administrator (a wholly owned subsidiary of BlackRock), provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Subject to BlackRock’s oversight, PGIS, a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), serves as our sub-administrator, accounting agent, investor services agent and transfer agent and provides legal and regulatory support services. PFPC Trust Company, another subsidiary of PNC, serves as custodian of our investment assets. PNC is a significant stockholder of BlackRock. Fees and indemnification in respect of BlackRock and the PNC subsidiary entities as providers of such services were approved by our Board, including our Independent Directors.

We will not invest in any private company in which any of our affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with our affiliates, subject to compliance with such affiliates’ applicable allocation procedures, the allocation procedures of the Advisor and the requirements of the 1940 Act.

In November 2007, our Board authorized the purchase by the Advisor from time to time in the open market of an indeterminate number of shares of our common stock, in the Advisor’s discretion, subject to compliance with our and the Advisor’s applicable policies and requirements of law. Pursuant to this authorization, during the years ended December 31, 2009, 2008 and 2007, the Advisor purchased 80,867, 225,185 and 71,703 shares of our common stock in the open market for $312,322, $2,267,330 and $994,663, respectively, including brokerage commissions.

At December 31, 2009 and 2008, the Advisor owned directly approximately 555,000 and 504,000 shares, respectively, of our common stock, representing 1.0% and 0.9% of the total shares outstanding. At December 31, 2009 and 2008, other entities affiliated with the Administrator and PGIS beneficially owned approximately 2,611,000 and 3,195,000 shares, respectively, of our common stock, representing approximately 4.6% and 5.8% of the total shares outstanding. At December 31, 2009 and 2008, an entity affiliated with the Administrator and PGIS owned 32.0% of the members’ interests of the Advisor.

From time to time, we may invest in transactions in which our directors and officers or the officers and employees of the Advisor have a pecuniary interest. With respect to any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company, any other applicable laws and our written policies and procedures concerning affiliated transactions. Depending on the extent of the individual’s pecuniary interest, the Advisor will disclose the interest to its investment committee, our senior management and our Board and may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board, the Advisor and its investment committee with respect to the transaction.

Mr. Maher, our Chief Executive Officer and Chairman of our Board, is a former partner, and Mr. Mayer, one of our Directors, is currently a partner, of Park Avenue, a private equity fund manager specializing in middle-market management buyouts and growth capital investments. In addition, an employee of the Advisor is a former employee of Park Avenue. Mr. Maher and the employee have economic interests in Park Avenue. Messrs. Maher and Mayer own limited partner interests in the fund managed by Park Avenue. During 2006, we purchased $5,250,000 of senior secured loans of DynaVox Systems LLC and $14,400,000 of senior secured loans of Joerns Healthcare, LLC et al., both of which are portfolio companies of the fund managed by Park Avenue. In 2008, we purchased $31,000,000 of senior subordinated notes and $1,000,000 of Class A units of DynaVox Systems LLC and affiliates. The transactions were approved by the Advisor, its investment committee and our Board after disclosure of these facts.

Mr. Maher owns a limited partnership interest in a private equity fund managed by Vestar Capital Partners (“Vestar”), a private equity management firm specializing in management buyouts and growth capital investments. During 2006, we purchased the loans of DynaVox Systems LLC and of Joerns Healthcare, LLC et al. described above, and $16,000,000 of senior secured loans of Gleason Corporation and $8,000,000 of subordinated debt of MediMedia USA, Inc., each of which are portfolio companies of Vestar. During 2007 and 2008, we purchased approximately $27,100,000 of unsecured loans of BE Foods Investments, Inc., another portfolio company of Vestar. In 2008, we purchased $5,000,000 of subordinated notes and $500,000 of limited liability company interests from PGA Holdings, Inc. and affiliates, and $31,000,000 of senior subordinated notes and $1,000,000 of Class A units of DynaVox Systems LLC and affiliates, each portfolio companies of Vestar. The transactions were approved by the Advisor and its investment committee after consideration of the significant relevant factors and disclosed to our Board.

FINANCIAL STATEMENTS AND OTHER INFORMATION

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 40 EAST 52ND STREET, NEW YORK, NEW YORK 10022 (TELEPHONE NUMBER (212-810-5800).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2009.

DIVIDEND REINVESTMENT PLAN

On March 4, 2009, the Company amended its dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, dividends may be paid in newly issued or treasury shares of the Company’s common stock at a price equal to 95% of market price on the dividend payment date. The amended Plan means that, under certain circumstances, the Company may issue shares of its common stock at a price that is less than NAV per share. Any issuance of common stock at a price below NAV will result in an immediate dilution to existing Stockholders who do not participate in the Plan. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a non-participating Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company. On March 4, 2009, the Company filed a Form 8-K with the SEC concerning the amended Plan. You may access the Form 8-K filing and the Plan at http://www.sec.gov or http://www.blackrockkelso.com/InvestorRelations/SECFilings.

PRIVACY PRINCIPLES OF THE COMPANY

We are committed to maintaining the privacy of Stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our Stockholders, although certain non-public personal information of our Stockholders may become available to us. We do not disclose any non-public personal information about our Stockholders or former Stockholders to anyone, except as permitted by law or as is necessary in order to service Stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about the Stockholders to employees of the Advisor with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our Stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the Company’s proxy statement in connection with the Company’s 2011 annual meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices by [—], December [—], 2010.

Stockholders who do not wish to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the 2011 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2011 annual meeting in accordance with the Company’s bylaws. The Company’s bylaws require that advance notice be given to the Company in the event a Stockholder desires to transact any business from the floor at an annual meeting of stockholders, including the nomination of directors. Notice of any such business must be in writing and received at the Company’s principal executive office between Monday, February 7, 2011 and Wednesday, March 9, 2011. In order to be considered timely, such notice shall be delivered to the Company’s Secretary at the principal executive office of the Company and shall set forth all information required under the Company’s bylaws.

Copies of the Company’s bylaws are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Company will also furnish, without charge, a copy of its bylaws to a Stockholder upon request. Such requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022, or by calling 212-810-5800.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s Stockholders will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple Stockholders sharing an address unless contrary instructions have been received from the affected Stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

Please note that only one Proxy Statement and annual report may be delivered to two or more Stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and annual report or for instructions as to how to request a separate copy of this document and annual report or as to how to request a single copy if multiple copies of this document and annual report are received, Stockholders should contact the Company at the address and phone number set forth below.

Requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022 (Telephone Number (212-810-5800). Copies of these documents may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2010

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available at the Company’s web site at http://www.blackrockkelso.com/InvestorRelations/FinancialInformation.

OTHER MATTERS

The management of the Company knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

JAMES R. MAHER
Chairman and Chief Executive Officer

April [—], 2010

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

	CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 7, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Michael B. Lazar and Frank D. Gordon, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of Common Stock of BlackRock Kelso Capital Corporation (the “Company”) held of record by the undersigned on April 12, 2010 at the Annual Meeting of Stockholders of the Company to be held on June 7, 2010 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)
Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
BLKRK-PXC 0610

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

1.	Election of Directors
	The Board of Directors recommends a vote FOR the listed nominees.	FOR		WITHHOLD
	(01) James R. Maher	☐		☐

	(02) Maureen K. Usifer	☐		☐

	The Board of Directors recommends a vote FOR each of the following proposals.	FOR	AGAINST	ABSTAIN
2.	To amend the Company’s Certificate of Incorporation, as amended, to increase the number	☐	☐	☐
of authorized shares of common stock from 100,000,000 to 200,000,000.

3.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public	☐	☐	☐
accounting firm for the year ending December 31, 2010.
	PLEASE SIGN ON REVERSE SIDE	BLKRK-PXC-0610